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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

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                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   SEPTEMBER 22, 1998
                                                    ---------------------------
                                 CONDUCTUS, INC.
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              (EXACT NAME OF REGISTRATION AS SPECIFIED IN CHARTER)


            DELAWARE             000-19915               77-0162388
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  (STATE OR OTHER JURISDICTION  (COMMISSION   (IRS EMPLOYER IDENTIFICATION NO.)
        OF INCORPORATION       FILE NUMBER)


          969 W. MAUDE AVENUE SUNNYVALE, CA                     94086
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (408) 523-9950
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.   OTHER EVENTS

The information which is set forth in the Registrant's News Release dated October 1, 1998 is incorporated by reference.

ITEM 7.   EXHIBITS

(c)  EXHIBITS:

 EXHIBIT
 NUMBER
 -------
 99.1      Text of Press Release dated October 1, 1998.

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                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conductus, Inc.
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(Registrant)

Date:  October 14, 1998              By: /s/ Charles E. Shalvoy
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                                         Charles E. Shalvoy
                                         President and Chief Executive Officer